===============================================================================





                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                     PROVIDENT NATIONAL ASSURANCE COMPANY
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                     PROVIDENT NATIONAL ASSURANCE COMPANY
                              SEPARATE ACCOUNT B
                         2775 Sanders Road, Suite A-2
                             Northbrook, IL  60062
                           Telephone: (847) 402-8695


                               November 21, 2001



The Annual Meeting of Contractowners who hold contracts issued pursuant to Provident National Assurance Company Separate Account B will be held at 9:00 a.m. on December 21, 2001, at the UnumProvident Corporation Building, Small Investment Conference Room, 6N, 1 Fountain Square, Chattanooga, Tennessee 37402. You have the right to cast votes at this meeting.

Enclosed are the Notice of Annual Meeting, Proxy Statement and Proxy Card. Please sign and return the proxy card in the enclosed envelope so that it will be received by the Board of Managers of Separate Account B NO LATER THAN December 20, 2001. You may keep all other material. If you are present at the meeting, you may vote in person even though you have sent in your proxy card.

Your contract/certificate number and the total number of votes you may cast are shown above on the proxy card.


                                  Yours sincerely,


                                  /s/ Susan N. Roth
                                  ----------------------------
                                  Susan N. Roth
                                  Secretary, Board of Managers

Enclosures

                      PROVIDENT NATIONAL ASSURANCE COMPANY
                               SEPARATE ACCOUNT B
                          2775 Sanders Road, Suite A-2
                             Northbrook, IL  60062
                           Telephone:  (847) 402-8695



                   NOTICE OF ANNUAL MEETING OF CONTRACTOWNERS
                               December 21, 2001



Notice is hereby given of a meeting of the owners of contracts for which reserves are held in Separate Account B (the "Separate Account") of Allstate Assurance Company (formerly Provident National Assurance Company) (the "Company"), which meeting shall be held at 9:00 a.m. on Friday, December 21, 2001, at the UnumProvident Corporation Building, Small Investment Conference Room, 6N, 1 Fountain Square, Chattanooga, Tennessee 37402. The purpose of the meeting is to consider the following:

1. Election of three (3) members of the Board of Managers of the Separate Account whose terms shall run until the next annual meeting or until their successors are duly elected and qualified;

2. Ratification of the selection and appointment of Ernst & Young as the Independent Auditors for the Separate Account;

3. Transaction of such other business as may properly come before the meeting and any adjournment thereof.

The date fixed by the Board of Managers as the record date for the determination of contract owners entitled to notice of and to vote at the meeting is at the close of business on November 14, 2001. A contract owner will be entitled to vote only if he was the owner on the record date and is still the owner on the date of the meeting.

It is important that your vote be represented at the meeting. Please refer to the enclosed material for detailed information on voting procedures and return the proxy card as soon as possible.


                                   /s/ Susan N. Roth
                                   ----------------------------
                                   Susan N. Roth
                                   Secretary, Board of Managers



Enclosures

                                PROXY STATEMENT
                      ANNUAL MEETING OF CONTRACTOWNERS OF
                     PROVIDENT NATIONAL ASSURANCE COMPANY
                              SEPARATE ACCOUNT B
                        TO BE HELD ON DECEMBER 21, 2001


This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Managers of Provident National Assurance Company Separate Account B (the "Separate Account") for use at the Annual Meeting of Contractowners to be held on Friday, December 21, 2001, at 9:00 a.m. at the UnumProvident Corporation building, Small Investment Conference Room, 6N, 1 Fountain Square, Chattanooga, Tennessee 37402. The cost of soliciting the proxies will be borne by Allstate Assurance Company (the "Company"). Proxies may be solicited by telephone, by mail or in person by directors, officers, agents, or regular employees of the Company who will not be compensated for such services. The Variable Annuity Insurance Company ("VALIC"), 205 East 10th Street, Amarillo, Texas 79101, the Administrator has also contracted with Management Information Services, and ADP Company ("MIS") to provide proxy mailing and collection services to the Separate Account. The costs of these services will be paid by the Administrator. Contractowners may revoke their proxies at any time prior to the voting thereof by submitting written notice of revocation to the Company at 2775 Sanders Road, Suite A-2, Northbrook, Illinois 60062. Any Contractowner attending the meeting may vote in person, whether or not a proxy has been previously submitted. This proxy statement and the accompanying notice of meeting and proxy card are first being mailed to Contractowners on or about November 21, 2001.

The annual report and semi-annual report to Contractowners covering operations of the Separate Account for the fiscal year ended December 31, 2000 and June 30, 2001, including financial statements has been previously provided. An additional copy of the annual report and/or semi-annual report will be provided free of charge to any Contractowner. Contractowners may contact Linda Daughetee toll free at (800) 718-8824 to request the annual and/or semi-annual reports.

On the record date, November 14, 2001, there were outstanding 247,219.24 units of the Separate Account with a total value of $3,649,349.06 entitling the Contractowners to one vote for each dollar of value represented by units credited to such persons as of such record date. Contractowners of record at the close of business on November 14, 2001, who are still Contractowners on December 21, 2001, will be entitled to vote at the meeting.

Units eligible to be voted for which a proxy card is properly signed and returned prior to the beginning of the Annual Meeting will be voted as directed. If directions are not given or directions are not in accordance with the options listed on a signed and returned proxy card, such units will be voted FOR each proposition for which the Board of Managers recommends a vote FOR.

Unsigned or unreturned proxies will not be counted for quorum or voting purposes. For issues as to which it is a choice on the proxy, a vote to abstain will be counted for purposes of determining the existence of a quorum, and counted as an "ABSTENTION" rather than as either a vote "FOR" or "AGAINST."

For purposes of the Annual Meeting, a quorum is the presence in person or by proxy of a majority in interest of the Contractowners. A quorum being present, vote of the majority of the quorum of outstanding units represented in person or by proxy will determine the adoption or rejection of the matters specified in the Notice.

                  PROPOSAL 1 - ELECTION OF BOARD OF MANAGERS


Contractowners are asked to vote for the re-election of nominees Henry E. Blaine, H. Grant Law and David G. Fussell to serve as members of the Board of Managers until the earlier of the next annual meeting or until their successors are duly elected and qualified. Mr. Blaine has served since 1977, Mr. Law since January, 1991, and Mr. Fussell, the Chairman, since April 1993. None of the nominees owns or has any interest in Separate Account units. Each of the nominees has consented to serve if elected. If any of the proposed nominees should become unavailable for any reason, the Board of Managers may designate another person to serve in his place.


The following table sets forth present position and principal occupation(s) of each nominee:



                                            Present Positions and Principal
Nominees                                    Occupations During Last Five Year
--------                                    ----------------------------------
David G. Fussell*                           Chairman of the Board of Managers;
1 Fountain Square                           Vice President, Private Placements,
Chattanooga, Tennessee 37402                Provident Investment Management,
Age:  53                                    LLC, UnumProvident Corporation,
                                            Provident Life and Accident
                                            Insurance Company; Provident Life
                                            and Casualty Insurance Company

Henry E. Blaine#                            Board Member; B&B Enterprises,
2418 90th Street, NW                        Partner
Bradenton, Florida 34209
Age:  71

H. Grant Law, Jr.#                          Board Member; President, Newton
213 W. Fleetwood Drive                      Chevrolet, Inc.; President, Newton
Lookout Mountain, Tennessee 37350           Oldsmobile - GMC Truck Mitsubishi,
Age:  54                                    Inc.



#NOTE: Member of the Audit Committee.

*NOTE: Interested person of Separate Account B as that term is defined in the Investment Company Act of 1940 by virtue of his being an officer of the Investment Sub-Adviser.

Mr. Fussell is an affiliated person of the Separate Account and the Company.

During 2000 there were four meetings of the Board of Managers.

                REMUNERATION OF MEMBERS OF THE BOARD OF MANAGERS


The Company, pursuant to its Underwriting Agreement with the Separate Account, paid all expenses relative to the operation of the Separate Account including Board of Managers fees. Accordingly, no member of the Board of Managers receives any remuneration from the Separate Account. The Company paid aggregate fees of $4,000, payable on a monthly basis, to members of the Board of Managers for service during 2000. Each Board member, other than Mr. Fussell, will receive $4,000 per year for serving on the Board. Mr. Fussell received no remuneration from the Company based on his membership on the Board.


            THE SEPARATE ACCOUNT, THE COMPANY AND THE ADMINISTRATOR

Information about the Separate Account:

The Separate Account is an open-end diversified investment company registered under the Investment Company Act of 1940 (the "Act"), and is a separate account through which the Company sets aside, separate and apart from its general assets, assets attributable to its variable annuity contracts (which ceased to be actively marketed in 1984).

Information about the Company:

The Company is a wholly owned subsidiary of Allstate Life Insurance Company ("Allstate"). Allstate, itself and/or through its subsidiaries, markets a broad line of life insurance, annuity and group pension products through diverse distribution channels. As of December 31, 2000, Allstate and its subsidiaries had assets of over $58 billion. Allstate is a wholly-owned subsidiary of Allstate Insurance Company which, in turn, is a wholly-owned subsidiary of The Allstate Corporation. Allstate is an Illinois stock insurance company. The Company is an Illinois stock life insurance company having redomesticated from Tennessee effective November 7, 2001, at which time it also changed its name to Allstate Assurance Company from Provident National Assurance Company. The Company serves as insurer, principal underwriter, and as an investment adviser to the Separate Account.

The Company has historically also served as administrator of the Separate Account. On April 29, 1998, the Board of Managers approved a Separate Account Administrative Services Agreement, dated May 15, 1998, between the Company and The Variable Annuity Life Insurance Company ("VALIC"), whereby VALIC became the Administrator of the Separate Account. The change in administrator did not result in any changes in administration and sales fees. On a periodic basis, the Administrator reports to the Board of Managers on the Separate Account and on the services provided pursuant to the Agreement.


          INVESTMENT SUB-ADVISER AND INVESTMENT SUB-ADVISORY AGREEMENT

Information about Provident Investment Management, LLC ("PRIMCO"):

PRIMCO is a Tennessee limited liability company organized in October 1997. It is owned by UnumProvident Corporation ("UnumProvident"). PRIMCO is registered with the SEC as an investment adviser. Its principal offices are located at 1 Fountain Square, Chattanooga, Tennessee 37402. Its predecessor was The Paul Revere Investment Management Company, with whom it was merged in 1997. The managers of PRIMCO were also officers of the Company prior to the sale of the Company from UnumProvident to Allstate effective February 1, 2001. The personnel employed by PRIMCO consist primarily of individuals who were previously employed in the investment operations of UnumProvident or its insurance subsidiaries.

As of December 31, 2000, PRIMCO had over $26.6 billion in assets under management.

Information about the Sub-Advisory Agreement:

Under the Investment Advisory Agreement, the Company is specifically authorized to employ one or more sub-advisers in connection with the services to be performed and obligations to be assumed by the Company. Pursuant to that authority, and with the approval by the Contractowners on December 22, 2000, the Company entered into the Sub-Advisory Agreement effective February 1, 2001, upon the acquisition of control of the Company by Allstate. The new Sub-Advisory Agreement was substantially identical to the Sub-Advisory Agreement originally entered into effective June 25, 1998.

Under the Sub-Advisory Agreement, PRIMCO, subject to the supervision of the Company and the Board of Managers of the Separate Account, is responsible for providing investment advisory services to the Company for the portfolio of the Separate Account in accordance with investment objectives and guidelines provided by the Company. In providing these services, PRIMCO is authorized to buy, sell, exchange, convert and otherwise trade in securities in the portfolio, and place orders for the execution of such transactions with or through such brokers, dealers, or issuers as it selects. PRIMCO provides the Company with a value of the portfolio on a daily basis. PRIMCO provides such reports to the Company and the Board of Managers as are reasonably required, and attends meetings of the Board of Managers on a quarterly basis.

For providing such investment sub-advisory services, the Company pays PRIMCO compensation in the amount of .15% per annum, based on the average market value of the Separate Account as of the last business day of each calendar month in the quarter. The fee is payable quarterly by the Company.

The Sub-Advisory Agreement provides that it shall continue in effect for an initial term ended January 31, 2002, and thereafter from year to year so long as its continuance is approved at least annually by (a) a vote of a majority of the Board of Managers of the Separate Account or by the vote of a majority of the outstanding units of the Separate Account and (b) by the vote of a majority of the members of the Board of Managers of the Separate Account who are not parties to the Investment Advisory Agreement or the Sub-Advisory Agreement or interested persons (as defined in the Act) of any such party, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement was most recently approved by the Board of Managers including a majority of the members of the Board of Managers who are not parties to the Investment Advisory Agreement or the Sub-Advisory Agreement or interested persons on February 7, 2001.

Any Amendment to the Sub-Advisory Agreement must be approved by (i) the Board of Managers of the Separate Account or by the vote of a majority of the outstanding Units of the Separate Account, and (ii) the majority of those members of the Board of Managers of the Separate Account who are not parties to the Advisory Agreement or the Sub-Advisory Agreement, as the case may be, or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such an approval. The Sub-Advisory Agreement may be terminated without penalty by the Board of Managers of the Separate Account or by vote of a majority of the outstanding units of the Separate Account, upon 30 days' written notice to the Company, and it terminates automatically in the event of its assignment (as defined in the Act). The Sub-Advisory Agreement also provides that PRIMCO shall not be subject to any liability in connection with the performance of its services under the agreement in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its respective obligations or duties.

             INVESTMENT ADVISER AND INVESTMENT ADVISORY AGREEMENT

Information about the Investment Advisory Agreement:

On April 12, 1977, the Contractowners approved, and on April 11, 1978, amended, an Investment Advisory Agreement, dated March 21, 1977, in compliance with the requirements of the Investment Company Act of 1940. On December 22, 2000, the Contractowners approved a new and substantially identical Investment Advisory Agreement to be effective upon the acquisition of control of the Company by Allstate. The acquisition was effective February 1, 2001. The most recent approval of the Investment Advisory Agreement with the Company by the Board of Managers, including a majority of members who are not parties to the agreement nor interested persons of such parties, occurred on February 7, 2001.

Pursuant to the Investment Advisory Agreement between the Company and the Separate Account, the Company continuously provides the Board of Managers of the Separate Account with an investment program and recommendations on the purchase and sale of investments for its consideration. The Company has the responsibility for placing orders for purchases and sales. For providing investment advice, the Company, under the Investment Advisory Agreement, receives a monthly fee in an amount equal to .0020% of the value of the Separate Account each business day (approximately 0.50% on an annual basis). The aggregate amounts deducted by the Company during fiscal years 1998, 1999, and 2000 were $75,117, $90,919, and $55,413, respectively, for investment advice.

The Investment Advisory Agreement:

1. May not be terminated by the Company without the prior approval of a new investment advisory agreement by a majority of the outstanding voting securities of the Separate Account, but may be terminated without the payment of any penalty, on 60 days written notice by the Board of Managers or by a majority of the outstanding voting securities of the Separate Account;

2. Shall continue in effect for a period more than two years from the date of its execution, only so long as such continuation is specifically approved at least annually by (a) a majority of the Board of Managers of the Separate Account, or (b) a majority of the outstanding voting securities of the Separate Account; and in either event by a majority of the members of the Board of Managers who are not parties to the Agreement or interested persons of such party, casting their votes in person at a meeting called for the purpose of voting on such approval;

3. Cannot be amended without prior approval by the vote of a majority of the outstanding voting securities of the Separate Account and by a vote of a majority of the members of the Board of Managers, including a vote by a majority of the members of the Board of Managers who are not parties to the agreement or interested persons of such party, cast in person at a meeting called for the purpose of voting on such approval; and

4. Will terminate automatically if assigned.

                 PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF
                           ALLSTATE ASSURANCE COMPANY


The names and principal occupations of the principal executive officers and directors of the Company are set forth below. The business address of the officers of the Company is Allstate Assurance Company, 2775 Sanders Road, Suite A-2, Northbrook, IL 60062, unless otherwise specified.


                        Position with Investment Adviser
Name                    and Allstate, and Principal Occupation
----                    --------------------------------------

Thomas J. Wilson, II    Director and Chairman of the Company and Director,
                        Chairman and President of Allstate

John R. Hunter          President of the Company and Vice President of Allstate

Michael J. Velotta      Director, General Counsel and Secretary of the Company
                        and Director, Senior Vice President, General Counsel and
                        Secretary of Allstate

Margaret M. Dyer        Director and Senior Vice President of the Company and
                        Allstate

Marla G. Friedman       Director and Senior Vice President of the Company and
                        Allstate

John C. Lounds          Senior Vice President of the Company and Allstate

J. Kevin McCarthy       Director and Senior Vice President of the Company and
                        Allstate

Steven E. Shebik        Director and Senior Vice President of the Company and
                        Allstate

Karen C. Gardner        Vice President - Tax of the Company and Vice President
                        of Allstate

Samuel H. Pilch         Vice President and Controller of the Company and
                        Allstate

Casey J. Sylla          Chief Investment Officer of the Company and Allstate

James P. Zils           Treasurer of the Company and Allstate

There were no directors or principal executive officers of the Company who owned of record or beneficially more than 5% of the outstanding units in Separate Account B on November 14, 2001.

                   AUDIT COMMITTEE OF THE BOARD OF MANAGERS

The Audit Committee is responsible for the following functions:

     a.   Review the scope, plan, timing and results of the audit;

     b. Review with auditors and management the appropriateness and the implementation of applicable procedures for internal auditing, accounting and financial control; and

     c. Review of auditors' opinion and discussion with auditors of their experiences in conducting the audit.

Members of the Audit Committee include Henry E. Blaine and H Grant Law. The Audit Committee met twice during its last fiscal year (2000). The Separate Account does not have a Nominating Committee.


         PROPOSAL 2 - RATIFICATION OF THE SELECTION AND APPOINTMENT OF
                             INDEPENDENT AUDITORS

On February 7, 2001, the Board of Managers, including a majority of members who are not interested persons of the Separate Account, selected Ernst & Young LLP to continue as independent auditors for the ensuing year. This selection was made pursuant to a recommendation of the Audit Committee of the Separate Account. Ernst & Young LLP has served as independent auditors for the Separate Account since August 21, 1967. This firm is also the independent auditor for the Company. Ernst & Young LLP has no direct or indirect financial interest in the Separate Account. All fees relating to audit services performed for the Separate Account are paid by the Company. A representative of Ernst & Young LLP will be available at the annual meeting and will be allowed to make a statement if he desires and/or respond to appropriate questions. The Board of Managers recommends the ratification of the selection of Ernst & Young LLP to serve until the next annual meeting.


                                   BROKERAGE

The Company has responsibility for placing orders for the purchase and sale of portfolio securities of Separate Account B under its Investment Advisory Agreement. With respect to such purchases and sales, the primary objective is to obtain the most favorable prices and execution of orders on behalf of Separate Account B. With respect to transactions executed in the over-the-counter market, the Company will deal only with principal market makers unless more favorable prices are otherwise available.

The Company does not expect to use any one particular broker or dealer, but subject to obtaining the best prices and executions, brokers who provide statistical information and supplemental research to the Company for pricing and appraisal services utilized by the Company may receive orders for transactions. It is not possible to determine the exact value of such statistical information and supplemental research provided to the Company. The total brokerage commissions paid by the Separate Account during the periods ending December 31, 1998, 1999, and 2000 were $4,288, $7,411, and $4,162, respectively. The portfolio turnover rates for 1998, 1999, and 2000 were 11%, 14%, and 1%, respectively.

                           DISTRIBUTION OF CONTRACTS

On February 1, 1984 the Company ceased making a public offering of variable annuity contracts issued pursuant to Separate Account B. Prior to that time the contracts were distributed through broker-dealers who were registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and were members of the National Association of Securities Dealers, Inc. During 2000, commissions of approximately $ -0- were paid to broker-dealers with respect to the Separate Account variable annuity contracts.


                    OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following Contractowners beneficially owned more than 5% of the units in the Separate Account as of the record date, November 14, 2001:


Name                     Address                          Number of Units                Percent
----                     -------                          ---------------                --------
                                                          Beneficially Owned
                                                          ------------------

Gene Blevin              6111 Pelham Drive                16,208.74                       6.56
                         Parma, OH  44129

Richard Krumholz         7629 Kapok Drive                 16,133.82                       6.53
                         Sarasota, FL  34241

William Culbertson       1114 Lyn                         12,564.79                       5.08
                         Bowling Green, OH  43402



                            CONTRACTOWNER PROPOSALS

Contractowners' proposals must be received by the Separate Account at 1 Fountain Square, Chattanooga, Tennessee 37402, no later than January 31, 2002, to be considered for presentation at the April 9, 2002, Annual Meeting of Contractowners.

                                  LITIGATION

There are no legal proceedings pending to which the Company or the Separate Account is a party, or to which their property is subject.

                                 OTHER MATTERS

The Board of Managers of the Separate Account knows of no other matters which may come before the meeting. However, if any matters other than those referred to above should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment.


                              BY ORDER OF THE BOARD OF MANAGERS


                              /s/ David G. Fussell
                              ----------------------------
                              David G. Fussell, Chairman

From:                                                            --------------
                                                                 |FIRST CLASS |
PROXY TABULATOR                                                  |U.S. POSTAGE|
P.O. BOX 9132                                                    |    PAID    |
HINGHAM, MA 02043-9132                                           |    PROXY   |
                                                                 |  TABULATOR |
                                                                 --------------



















           Please fold and detach card at perforation before mailing

                                     PROXY
            PROVIDENT NATIONAL ASSURANCE COMPANY SEPARATE ACCOUNT B
                         PROXY SOLICITED ON BEHALF OF
                               BOARD OF MANAGERS

The undersigned hereby appoints David G. Fussell and Susan N. Roth or either of them, with full power of substitution and revocation, to represent and to cast the votes of the undersigned as shown on the reverse side at the Annual Meeting of Contractowners of Provident National Assurance Company Separate Account B to be held at 9:00 a.m. on December 21, 2001, and at any adjournment thereof, with respect to the proposals below and as set forth in the Notice.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Contractowners and the Proxy Statement issued by the Board of Managers and revokes any Proxy heretofore given with respect to the votes covered by this Proxy.

                                          Date                    2001
                                               -------------------

                                ------------------------------------------------
                                |                                              |
                                ------------------------------------------------
                                Contractowner Signature(s) Title (if Applicable)

           Please fold and detach card at perforation before mailing

            Please vote by filling in the appropriate boxes below.

This proxy when properly executed will be voted as directed. IN THE ABSENCE OF ACCOMPANYING DIRECTION BY THE UNDERSIGNED, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE AND TWO.

Please fill in box(es) as shown using black or blue ink or a number 2 pencil.[X] PLEASE DO NOT USE FINE POINT PENS.

1. ELECTION OF MEMBERS OF THE BOARD OF MANAGERS      FOR all        WITHHOLD
   (Board of Managers favor a vote FOR)             nominees       authority to
   (01) David G. Fussell, (02) Henry E. Blaine    listed (except   vote for all
   and (03) H. Grant Law, Jr.                      as marked to      nominees
                                                   the contrary     listed at
(Instruction: To withhold authority to vote for      at left)         left
any individual nominee write that nominee's name       [ ]            [ ]
on the space provided below.)
________________________________________________       FOR    AGAINST    ABSTAIN
                                                       [ ]      [ ]        [ ]
2. PROPOSAL TO RATIFY THE SELECTION AND APPOINT-
   MENT OF ERNST & YOUNG LLP AS THE INDEPENDENT
   AUDITORS FOR SEPARATE ACCOUNT B.
   (Board of Managers favors a vote FOR)

3. In their discretion, upon such other business as may properly come before the meeting and any adjournment thereof.